Exhibit 10.96

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Second Amendment”), dated as of December    , 2009, by and among GENERAL MARITIME CORPORATION, a Marshall Islands corporation (the “Parent”), GENERAL MARITIME SUBSIDIARY CORPORATION, a Marshall Islands corporation (the “Borrower”), the Lenders party from time to time to the Credit Agreement referred to below (the “Lenders”) and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”) and as Collateral Agent.  Unless otherwise defined herein, capitalized terms used herein and defined in the Credit Agreement are used herein as therein defined.

W I T N E S S E T H :

WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 20, 2008 and amended on October 27, 2009 (as further amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”); and

WHEREAS, subject to the terms and conditions of this Second Amendment, the parties hereto wish to amend certain provisions of the Credit Agreement as herein provided;

NOW, THEREFORE, it is agreed:

I.              Amendments to Credit Agreement.

1.             The definition of “Change of Control” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting all instances of the text “each Subsidiary Guarantor” appearing in such Section and inserting the text “each Subsidiary Guarantor which owns a Mortgaged Vessel” in lieu thereof.

2.             The definition of “Collateral Disposition” appearing in Section 11.01 of the Credit Agreement is hereby amended by deleting the text “Subsidiary Guarantor” appearing in such Section and inserting the text “Subsidiary Guarantor which owns a Mortgaged Vessel” in lieu thereof.

3.             The definition of “Subsidiary Guarantor” appearing in Section 11.01 of the Credit Agreement is hereby restated in its entirety as follows:

“Subsidiary Guarantor” shall mean (x) each direct and indirect Subsidiary of the Parent (other than the Borrower) which owns a Mortgaged Vessel or which owns, directly or indirectly, any of the capital stock of any such direct or indirect Subsidiary and (y) to the extent not otherwise captured in clause (x) hereof, each direct and indirect Subsidiary of the Parent required to guarantee the Obligations pursuant to Section 8.15.”

4.             Section 7.26 of the Credit Agreement is hereby amended by deleting the text “or the Republic of Liberia” appearing in such Section and inserting the text “, Britain, Bermuda or the Republic of Liberia (or any other Acceptable Flag Jurisdiction)” in lieu thereof.

5.             Section 7.27 of the Credit Agreement is hereby amended by (i) deleting all instances of the text “the Republic of Malta or the Republic of Liberia” appearing in such Section and inserting the text “Britain, Bermuda or the Republic of Liberia (or any other Acceptable Flag Jurisdiction)” in lieu thereof and (ii) deleting the text “such Credit Document in the Republic of Marshall Islands or the Republic of Liberia” appearing in such Section and inserting the text “such Credit Document in the Republic of Marshall Islands, the Republic of Liberia, Britain or Bermuda (or any other Acceptable Flag Jurisdiction)” in lieu thereof.

6.             Section 8.13 of the Credit Agreement is hereby amended by inserting the text “described in clause (x) of the definition thereof)” immediately after all instances of the text “Subsidiary Guarantor” appearing in clauses (a) and (b) of said Section.

7.             Section 8.14(a) of the Credit Agreement is hereby restated in its entirety as follows:

“(a)  The Parent shall, and shall cause each of its Subsidiaries to, cause each Mortgaged Vessel to be registered under the laws and flag of (v) the Republic of Liberia, (w) the Republic of Marshall Islands, (x) Bermuda, (y) Britain or (z) any other jurisdiction acceptable to the Administrative Agent in its sole discretion (each jurisdiction in clauses (v) through and including (z), an “Acceptable Flag Jurisdiction”).  Notwithstanding the foregoing, any Credit Party may transfer a Mortgaged Vessel to another Acceptable Flag Jurisdiction pursuant to a Flag Jurisdiction Transfer.”

8.             Section 9.03(i) of the Credit Agreement is hereby amended by (i) deleting the text “(x) any Subsidiary of the Parent which is not a Subsidiary Guarantor may pay Shareholder Payments to the Parent or any Wholly-Owned Subsidiary of the Parent,” appearing in said Section and inserting the text “(x) any Wholly-Owned Subsidiary of the Parent may pay Shareholder Payments to the Parent or any other Wholly-Owned Subsidiary of the Parent,” in lieu thereof.

9.             Section 9.04(b) of the Credit Agreement is hereby amended by deleting the text “no Subsidiary Guarantor described in the definition thereof” and inserting the text “no Subsidiary Guarantor (other than Arlington) described in clause (x) of the definition thereof” in lieu thereof.

10.           Section 9.05(v) of the Credit Agreement is hereby restated in its entirety as follows:

“(v)         the Parent, the Borrower and the Subsidiary Guarantors may make Investments in the Subsidiary Guarantors;”

11.           Section 9.05(vi) of the Credit Agreement is hereby restated in its entirety as follows:

“(vi) so long as no Event of Default exists and is continuing, the Parent and its Subsidiaries (other than the Subsidiary Guarantors which own a Mortgaged Vessel) may make Investments in their Wholly-Owned Subsidiaries that are not Subsidiary Guarantors so long as management of the Parent or its Subsidiaries (other than the Subsidiary

Guarantors which own a Mortgaged Vessel), as applicable, in good faith believe that, after giving effect to such Investment, the Parent, the Borrower and the Subsidiary Guarantors, as applicable, shall be able to meet its payment obligations in respect of this Agreement;”

12.           Section 9.05(vii) of the Credit Agreement is hereby amended by deleting the text “this clause (vi)” appearing in such Section and inserting the text “this clause (vii)” in lieu thereof.

13.           Section 9.05(ix) of the Credit Agreement is hereby amended by inserting the text “described in clause (x) of the definition thereof” immediately after the text “Subsidiary Guarantors” appearing in said Section.

14.           Section 9.10 of the Credit Agreement is hereby amended by deleting the text “provided that such Subsidiary Guarantor” appearing in such Section and inserting the text “provided that any Subsidiary Guarantor described in clause (x) of the definition thereof” in lieu thereof.

15.           Section 9.12(b) of the Credit Agreement is hereby amended by deleting all instances of the text “any Subsidiary Guarantor” appearing in such Section and inserting the text “any Subsidiary Guarantor described in clause (x) of the definition thereof” in lieu thereof.

16.           Section 9.13 of the Credit Agreement is hereby amended by deleting the text “described in clause (x) of the definition thereof” appearing in such Section and inserting the text “which owns a Mortgaged Vessel” in lieu thereof.

17.           Section 12.01(b) of the Credit Agreement is hereby amended by the deleting the text “and Liberian flag vessels” appearing in such Section and inserting the text “, Liberian, Bermuda and British flag vessels” in lieu thereof.

18.           Section 13.20 of the Credit Agreement is hereby amended by deleting the instances of the text “the Republic of Malta” and inserting the text “Britain, Bermuda (or any other Acceptable Flag Jurisdiction)” in lieu thereof.

19.           Section 13.22 of the Credit Agreement is hereby amended by deleting all instances of the text “Borrower” appearing in such Section and inserting the text “Parent” in lieu thereof.

20.           Schedule XIII to the Credit Agreement is hereby amended by deleting the text “Genmar Electra” and “GMR Electra LLC” appearing in such Schedule and inserting the text “Genmar Elektra” and “GMR Elektra LLC”, respectively, in lieu thereof.

III.           Miscellaneous Provisions.

1.             This Second Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. Delivery of any executed counterpart of this Second Amendment by telecopy or electronic mail by any party hereto shall be effective as such party’s original executed counterpart.

2.             THIS SECOND AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

3.             This Second Amendment shall become effective on the date (the “Second Amendment Effective Date”) when the Parent, the Borrower, the Administrative Agent and the Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of pdf, facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036 Attention: Binoy Dharia (facsimile number: 212-354-8113 / e-mail address: bdharia@whitecase.com);

4.             From and after each of the Second Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby on the Second Amendment Effective Date.

*        *        *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Second Amendment as of the date first above written.

GENERAL MARITIME CORPORATION

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Chief Financial Officer

GENERAL MARITIME SUBSIDIARY CORPORATION

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: President

NORDEA BANK FINLAND PLC, NEW YORK BRANCH,
Individually and as Administrative Agent and Collateral Agent

By:	/s/ Colleen Durkin
Name: Colleen Durkin
Title: Vice President

By:	/s/ Hans Kjeslrud
Name: Hans Kjeslrud
Title: Executive Vice President

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By executing and delivering a copy hereof, each Subsidiary Guarantor hereby acknowledges and agrees that all Guaranteed Obligations of the Subsidiary Guarantors shall be fully guaranteed pursuant to the Subsidiaries Guaranty and shall be fully secured pursuant to the Security Documents, in each case in accordance with the respective terms and provisions thereof.  Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement referenced in the foregoing Second Amendment, hereby consents to the entering into of the Second Amendment and agrees to the provisions thereof.

Acknowledged and Agreed by:

GMR DAPHNE LLC
GMR AGAMEMNON LLC
GMR AJAX LLC
GMR ALEXANDRA LLC
GMR ARGUS LLC
GMR CONSTANTINE LLC
GMR DEFIANCE LLC
GMR GEORGE T. LLC
GMR GULF LLC
GMR HARRIET G. LLC
GMR HOPE LLC
GMR HORN LLC
GMR KARA G. LLC
GMR MINOTAUR LLC
GMR ORION LLC
GMR PHOENIX LLC
GMR PRINCESS LLC
GMR PROGRESS LLC
GMR REVENGE LLC
GMR SPYRIDON LLC
GMR ST. NIKOLAS LLC
GMR STRENGTH LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Manager

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ARLINGTON TANKERS LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: Deputy Chairman and Vice President

VISION LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

VICTORY LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

COMPANION LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

COMPATRIOT LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

CONCEPT LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

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CONCORD LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

CONSUL LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

CONTEST LTD.

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

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GMR CHARTERING LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

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GENERAL MARITIME MANAGEMENT
(PORTUGAL) LLC

By:	/s/ Rui Jorge Pais Pereira
Name: Rui Jorge Pais Pereira
Title: Manager

GMR ELEKTRA LLC

By:	/s/ John C. Georgiopoulos
Name: John C. Georgiopoulos
Title: President

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THE COMMON SEAL of
GENERAL MARITIME CREWING PTE. LTD.
was hereunto affixed by

By:	/s/ James Edward Paisley
Name: James Edward Paisley
Title: Director

By:	/s/ Cher Choon Teck
Name: Cher Choon Teck
Title: Secretary

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GENERAL MARITIME MANAGEMENT
(PORTUGAL), LDA.

By:	/s/ Rui Jorge Pais Pereira
Name: Rui Jorge Pais Pereira
Title: Manager

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LIMITED “GENERAL MARITIME CREWING”

By:	/s/ Gennadiy Liventsov
Name: Gennadiy Liventsov
Title: Director

GMR ADMINISTRATION CORP.,
as Subsidiary Guarantor

By:	/s/ Jeffrey D. Pribor
Name: Jeffrey D. Pribor
Title: Director, Vice President and Treasurer

GENERAL MARITIME MANAGEMENT LLC,
as Subsidiary Guarantor

By:	/s/ Milton H. Gonzales
Name: Milton H. Gonzales
Title: Manager and Technical Director

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT, DATED AS OF THE FIRST DATE WRITTEN ABOVE, AMONG GENERAL MARITIME CORPORATION, GENERAL MARITIME SUBSIDIARY CORPORATION, VARIOUS FINANCIAL INSTITUTIONS AND NORDEA BANK FINLAND PLC, NEW YORK BRANCH, AS ADMINISTRATIVE AGENT

NAME OF INSTITUTION:

[LENDER]

By:	/s/ Nikolai A. Nachamkin
Name: Nikolai A. Nachamkin
Title: Senior Vice President

By:	/s/ Andreas T Hagen
Name: Andreas T Hagen
Title: Assistant Vice President